UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2013

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

1-04928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 526 South Church Street Charlotte, North Carolina 28202-4200 704-382-3853	56-0205520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events.

On June 17, 2013, a Settlement Agreement was filed with the North Carolina Utilities Commission (the “NCUC”) detailing additional terms of the settlement reached by the North Carolina Public Staff and Duke Energy Carolinas, LLC (the “Company”) in connection with the rate case filed on February 4, 2013 by the Company.  A Notice of Settlement in Principle and Motion for Extension of Time to File disclosing certain terms of the settlement was previously filed with the NCUC on June 12, 2013 and described in the Form 8-K filed by Duke Energy Corporation and the Company with the Securities and Exchange Commission on June 12, 2013.  The settlement is subject to the review and approval of the NCUC.

An overview providing detail on the Settlement Agreement is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)                           Exhibits.

99.1  Duke Energy Carolinas Summary of Settlement Agreement with North Carolina Public Staff

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: June 17, 2013	By:	/s/ Julia S. Janson
Executive Vice President, Chief Legal
Officer and Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: June 17, 2013	By:	/s/ Julia S. Janson
Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Duke Energy Carolinas Summary of Settlement Agreement with North Carolina Public Staff